HOUSTON AMERICAN ENERGY CORP

NYSE: HUSA



Investor Presentation
March 2017

Forward-Looking Statements

This presentation contains forward-looking statements, including those relating to our future financial and operational results, reserves or transactions, that are subject to various risks and uncertainties that could cause the Company's future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as "may", "expect," "intend," "plan," "subject to," "anticipate," "estimate," "continue," "present value," "future," "reserves," "appears," "prospective," or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the Company's growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, availability of capital, the inherent variability in early production tests, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, the general condition of the economy and its effect on the securities market, the availability, terms or completion of any strategic alternative or any transaction and other factors described in "Risk Factors" and elsewhere in the Company's Form 10-K and other filings with the SEC. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control.

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose proved, probable and possible reserves. We use certain terms in this document, such as non-proven, resource potential, Probable, Possible, Exploration and unrisked resource potential. These terms include reserves, and prospects and leads not rising to the level of or included in reserves, with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such amounts. The recipient is urged to consider closely the disclosure in our Form 10-K and quarterly reports available from us at 801 Travis, Suite 1425, Houston, Texas 77002 or our web site. You can also obtain these reports from the SEC by calling 1-800-SEC-0330.

Corporate Strategy & Overview

- **Growth-oriented, exploration and production company with onshore properties in Texas, Louisiana, and Colombia**

- **Founded 2002 with headquarters in Houston, TX**

- **Partners with experienced and knowledgeable operators:**
  - **Founders Oil & Gas Operating, LLC located in Midland, TX**
  - **Hupecol, LLC located in Bogota, Colombia and Houston, TX**

- **Building a portfolio of projects with significant potential:**
  - **25% Working Interest in the WolfBone resource play covering 717 gross (179 net) acres in the heart of Reeves County, Delaware Basin**
  - **12.5% Working Interest in three exploration blocks covering 392,000 gross (49,000 net) acres in Colombia**

- **Approximately $50 million tax loss carryforward**

- **NO DEBT**

Corporate – Current Capitalization[1]

NYSE MKT Exchange	HUSA
Market Cap	$9.1 million
Current Assets [2,3]	$0.5 million
Total Liabilities	<$100,000 (No Bank Debt)
Stockholders' Equity [2]	$2.9 million (No Warrants)
Common Shares O/S	51.3 million
Common Shares Fully Diluted [2]	56.5 million



Common Shares (millions)
Fully Diluted
As of 12/31/16, excluding convertible preferred stock
5.2
9%
11.6
21%
39.7
70%
Public Float
Insiders
Options

1 Unless otherwise noted, information is as of December 31, 2016.
2 On January 31, 2017, HUSA announced issuance of 1,200 shares of Series A Preferred Stock (convertible into 6.0 million shares of Common Stock) in exchange for $1.2 million cash.
3 On February 8, 2017, HUSA announced it closed on the acquisition of Delaware Basin acreage with a payment of approximately $1.0 million to Founders Oil & Gas III, LLC

Permian Basin

Delaware Basin

Delaware Basin Project Overview

- **Reeves County, TX is one of the hottest plays in the Delaware Basin**
- **HUSA's acreage ★ is in a high-GOR, oil, gas and condensate-rich area of trend**
- **Per Well Economics:**[2]

F&D	$6.40 / Boe
IRR	61%
Undiscounted ROI	3.9x
NPV10	$2.1 million

WC Reservoir Fluid Trend: Gas-Oil Ratio [(1)]



Lea
Eddy
Condensate-Rich Trend
Gas-Rich Trend
CENTENNIAL
Oil-Rich Trend
Gas-Oil Ratio (Mcfg/Bo)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0

1 Image taken from Centennial Goldman Sachs Global Energy Conference presentation – January 2017, page 5. Includes only wells reported as producing from Wolfcamp formation.
2 Per internal economic report using type well shown in Note 1. on pg 8. Includes $50/bo and $3/mcf flat, $7.5k/m LOE, $6.5 million gross D&C.

Area of Focus for HUSA

- The Wolfcamp Shale lies beneath the Bone Spring formation[1]
- Combined, they are commonly referred to as the "WolfBone" play and average over 4,500' thick[1]
- The hydrocarbon mix of the WolfBone is about 60% crude, 20% NGLs, and 20% dry gas[1]
- EOG recently drilled a well near to HUSA's acreage that produced 994 BOPD + 4.5 Mmcfpd during December '16



Johnson/O'Brien projects are located in the combined Pecos River Region of WolfBone resource play
DELAWARE BASIN
MIDLAND BASIN
CENTRAL BASIN PLATFORM
Abo Trend
Yeso Trend
Wolfberry Trend
Cline Shale
Spraberry Trend
Avalon Trend
Wolfcamp Shale
Bone Spring Trend
Wolfcamp Oil Shale
NEW MEXICO
TEXAS
DELAWARE BASIN FORMATION
CENTRAL PLATFORM FORMATION
MIDLAND BASIN FORMATION
PERIOD
SERIES

[1] U.S. Geologic Survey, Article titled "USGS Estimates 20 Billion Barrels of Oil in Texas' Wolfcamp Shale Formation" dated November 15, 2016. The USGS assessment of continuous oil only covers the Midland Basin portion of Texas' Permian Basin. HUSA's project is in the western side of the Permian Basin in the portion of the basin called the Delaware Basin.

Activity Map – Wolfcamp/Bone Spring (as of 12/31/16)



Legend
Acreage
Producing Well
Drilling Well
Permit
Reeves C0052, Texas
O'Brien 400 Acs
Johnson 320 Acs
Bone Spring Production
State Blue Wing 24 #1H (EOG)
Permit: Sept 2016
Enterprise C19 - 5 #1H (Energen)
First prod: 6/2014
Oil cum: 96.4 mbo / Gas cum: 1,194 mmcf
Prac. IP: 165 BO/D and 1,739 MCF/D
Lateral Length: approx. 4,650'
Target: Wolfcamp Frac: ?
Oatman C19 - 4A #4H (Silverback)
First prod: 3/2013
Oil cum: 47 mbo / Gas cum: 567 mmcf
Prac. IP: 127 BO/D and 1,050 MCF/D
Lateral Length: approx. 4,550'
Target: Wolfcamp Frac: 17 stage, 6 MMlbs
Oatman C19 - 4A #3H (Silverback)
First prod: 3/2013
Oil cum: 40.4 mbo / Gas cum: 526 mmcf
Prac. IP: 136 BO/D and 1,052 MCF/D
Lateral Length: approx. 4,854'
Target:Wolfcamp Frac:18 stage, 5.4MMlbs
Oatman C19 - 4A #2H (Silverback)
First prod: 3/2013
Oil cum: 51.3 mbo / Gas cum: 1,038 Mcf
Prac IP: 91 BO/D and 1,140 MCF/D
Lateral Length: approx. 4,919'
Target:Wolfcamp Frac:20 stage, 6.9MMlbs
Iceman 4-24 -23 #1H (Silverback)
Spud 11/5/2016
Status: Drilling
Target: Bone Spring
Buffalo 55-5-39 #1H (EOG)
First prod: 7/2014
Oil cum: 47.9 mbo / Gas cum: 820.5 mmcf
Prac IP: 175 BO/D and 2,776 MCF/D
Lateral Length: 4,198'
Target: Wolfcamp
Frac: ? stage, 5.9 MMlbs
State Firefly 24 Unit #1H (EOG)
First prod: 12/2016
Oil cum: 30.8 mbo / Gas cum: 140.5 mmcf
Prac IP:994 BO/D and 4,532 MCF/D
Lateral Length: approx. 7,000'
Target: Wolfcamp Frac: ?
State Cherokee 24 #1H (EOG)
Permit: July 2015
State Brackenridge 24 #1H (EOG)
Permit July 2015
Coyote 25 #1H (EOG)
Permit: Jan 2016 P&A'd 1/16
Oatman C18 - 26 #1H (Silverback)
First prod: 6/2012
Oil cum: 60.5 mbo / Gas cum: 513.8 mmcf
Prac IP: 182 BO/D and 1,370 MCF/D
Lateral Length: approx. 3,710'
Target: Wolfcamp
Frac:10 stage, 2.7 MMlbs
Folk Rolwing A4-34 #1H (Silverback)
First prod: 2/2016
Oil cum: 91.3 mbo / Gas cum 1,079 mmcf
Prac IP: 563 BO/D and 5,408 MCF/D
Lateral Length: approx. 6,506'
Target: Wolfcamp
Frac ? stages, 16.65 MMlbs

Delaware Basin Multi-Stacked Resource Play

- The play contains multiple stacked pay zones that require horizontal hydraulically fractured drilling
- Asset: 717.25 gross acres in two sections, Reeves County, TX
- Acquired 25% Non-op WI for $5,500 / net acre
- Founders Oil & Gas Operating, LLC will operate and participate for 50% WI
- Primary target – Wolfcamp A (Upper & Lower):
  - Internal gross undeveloped resource potential oil of 1,300 MBoe (net 244 Mboe) per Hz well [1]
  - Utilizing 330' lateral and 175' vertical spacing,[2] anticipate 16 total Hz lateral wellbores
- **Potential for up to 8 Hz wells per bench (per 640 acres) in Wolfcamp A (Upper), A (Lower), B, C and Bone Spring 3rd Sand (Lower)**

Multiple Stacked Pay Zones [3]



GR
RES
POR
KER
Sw
LITH
OIP
G.SAT
~3,000 ft
Avalon
Bone Spring
Wolfcamp
First
Second
Third
3rd Sand
Upper WC A
Lower WC A
WC B
WC C
CENTENNIAL
Equivalent to Middle Spraberry Shale of Midland Basin
Equivalent to Lower Spraberry Shale of Midland Basin
Centennial Producing Zones
Centennial Potential Pay Zones

1 Internal resource estimate prepared utilizing public information on trend released via Centennial Silverback Acquisition Overview –November 2016, page 9 averages 13 producing wells from Wolfcamp A - NSAI gross Oil EUR 457 MBo (total including gas and NGL's EUR 1,275 BOE).
2 Per Resolute Energy Corporation's press release dated December 19, 2016, page 2.
3 Image taken from Centennial Goldman Sachs Global Energy Conference presentation – January 2017, page 8.

Illustrative Single Well Economics


IRR
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
61%
88%
38%
15%
Base Case
Base + 20%
Base - 20%
Breakeven (Base - 55%)
Assumptions:
1) 4,500' lateral
2) $6.5 million D&C
3) $50 WTI / $3 HH Flat

	Base Case	Base + 20%	Base - 20%	Breakeven (Base - 55%)
Oil EUR (Mbo)	500	600	400	275
EUR (Mboe)	1,300	1,560	1,040	715
PV-10 ($Mm)	2.2	3.0	1.3	~0

Well Performance Improving with Technology



Folk Rolwing A 4-34 33 [1]
State Firefly 24 unit #1H
HUSA Wolfcamp "A" - Hz Type Well [2]
Legacy Design - Wolfcamp "A" - Hz Type Well (13 well avg) [1]
EOG - State Firefly 24 #1H
First Production: Dec '16
30 day "Prac" IP:
- 994 BO/D
- 4,532 MCF/D
Avg Cumulative Oil Production (MBO)
0
20
40
60
80
100
120
140
0
30
60
90
120
150
180
210
240
270
300
330
360
Days On Production

1 Centennial legacy design wells take average of 13 Wolfcamp A wells (<5,000' laterals), that were all completed since Jan '15. and includes Folk Rolwing A 4-34 33 (first production Feb '16); See Note 2. below for reference.

2 Internal resource estimate prepared utilizing public information on trend released via Centennial Silverback Acquisition Overview –November 2016, page 9 averages 13 producing wells from Wolfcamp A - NSAI gross Oil EUR 457 MBo (total including gas and NGL's EUR 1,275 BOE).

Recent Comparable Transactions

Date	Buyer	Seller	Gross Undeveloped Acres	$/Net Acre		Imputed Value of HUSA's ~179 Net Acres
12/5/2014	Silverback	BHP	44,000	$1,700		$304,300
1/14/2016	Concho	Jetta	12,000	$17,625		$3,154,875
3/11/2016	Parsley	Anadarko	14,197	$6,190		$1,108,010
7/12/2016	Diamonback	Luxe	19,180	$26,780		$4,793,620
8/23/2016	PDC	Kimmeridge	57,000	$22,105		$3,956,795
11/28/2016	Centennial	Silverback	35,195	$22,000		$3,938,000
2/9/2017	HUSA	Founders	717	$5,500		$984,500

Colombia

Colombia Overview

- **HUSA's concessions are all operated by Hupecol Operating, LLC,[1] a privately held E&P company with offices in Bogota, Colombia and Houston, Texas**
- **Hupecol operates significant production and gathering facilities in Colombia and domestically in the U.S.**
- **Hupecol has an extensive staff of regional managers, geologists, petroleum engineers, and geophysical professionals**



79°
77°
75°
73°
71°
69° West
12°
10°
8°
6°
4°
2° North
0°
N
Caribbean Sea
Guajira Basin
Santa Marta Massif
Maracaibo Basin
Cesar Valley
Perija Andes
Lower Magdalena Valley
Panama
Merida Andes
Barinas Basin
Suture
Pacific Ocean
Pacific Basin
Middle Magdalena Valley
Eastern Cordillera
Central Cordillera
Western Cordillera
Cauca Basin
Bogotá
Llanero Suture
Llanos Foothills
Llanos Basin
Serrania
Upper Magdalena Valley
Guyana Shield
Romeral
Putumayo Basin
Amazon Basin
0 100 200 Km

1 Hughes Petroleum Colombia (Hupecol) owned by Dan A. Hughes Company, L.P. Source: www.dahughes.net

HUSA's Colombia Track Record

- **Since 2003, HUSA:**
  - **Has participated in 123 wells with Hupecol with a 67% completion success rate**
  - **Has monetized assets realizing $69.9 million in after tax gross proceeds and a ROI of 2.8X**

Project Name	Date Sold	Gross Sale $ MM [1]	$/ Proved Bbl Oil	ROI
Caracara	Jun-08	$ 746.4	$ 15.13	8.9
Dorotea, Cabiona & Llanos	Dec-10	$ 281.0	$ 24.91	2.2
La Cuerva & LLA62	Mar-12	$ 75.0	$ 12.68	1.4
		$ 1,102.4		

1 HUSA interest in projects ranges from 1.6% - 12.6%.

Putumayo Basin Locator Map


Serrania
110,769 acres
Los Picachos
86,235 acres
Capella Field
Macaya
195,201 acres
Yari Sub-basin
SHONA EN
Serrania 1
(n.a.)
SERRANIA
SHONA EN
LOS PICACHOS
HUPECOL
COL
CAPELLA
OMBU
EMERALD EN
COL
Payara 1
1397(1976)
DURILLO
EMERALD EN

Capella Field – A Strong Producer

- **Discovered in 2008 by Emerald Energy, PLC (90% op. working interest)**
- **Emerald was acquired by Sinochem in October 2009**
- **1.8 billion barrels Original Oil In Place [1]**
- **Gross PV10 @ 12/31/15 approximately $345 million[1]**
- **Latest reported production of 2,200 Bpd from the Mirador Sand at ~3,000' [2]**

Capella Crude Oil Production


Bpd
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-13
Feb-13
Mar-13
Apr-13
May-...
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-...
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15

1 Source: Canacol Energy owner of 10% non-operated Working Interest in the Capella Field www.canacolenergy.com / www.drillinginfo.com (Oct 2013)
2 Source: Agencia Nacional de Hidrocarburos (referred to as the "ANH")

Major Prospects in Colombia

- HUSA owns a 12.5% Non-Operated Working Interest
- Two large Mirador sand leads identified on Serrania block
  - On trend with nearby Capella Field targeting same productive interval
  - South Lead
    - 6,000 acre three-way closure on downthrown side of major fault
    - top of sand estimated at 3,600'
  - North Lead
    - 11,000 acre four-way closure on downthrown side of major fault
    - top of sand estimated at 4,500'
- Significant potential in adjacent Macaya and Los Picachos blocks

Status: waiting on outcome of political events

Such as local opposition and continued delay in permitting. Hupecol is working actively to resolve issues.

Presentation Summary

- NYSE MKT listed
- Large shareholder base: approximately 5,000
- Acquisition in the Permian Basin gives new growth focus
- Strong operating partners with good track records
- Expanding relationship with Founders Oil & Gas
- Management experienced in E&P and acquisitions, in particular off-market sourcing
- Clean capital structure - no debt, no warrants
- $50 million Tax Loss Carryforward
- Significant potential upside and near-term cash flow with Permian assets
- Significant potential upside in Colombian assets

Thank You!